                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 5, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                        DELAWARE                           1-12202                           93-1120873
              (State or other jurisdiction of            (Commission                       (IRS Employer
                      incorporation)                     File Number)                    Identification No.)

                    13710 FNB PARKWAY
                     OMAHA, NEBRASKA                                                 68154-5200
          (Address of principal executive offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Effective January 5, 2005, ONEOK, Inc. has entered into termination agreements with our Chief Executive Officer, William R. Cordes and our Chief Financial and Accounting Officer, Jerry L. Peters, as well as the following persons that have been designated as officers for purposes of Section 16 of the Securities Exchange Act of 1934: Paul F. Miller, Raymond D. Neppl, Janet K. Place, Gaye Lynn Schaffart, Michel E. Nelson and Pierce H. Norton. These individuals have also been named as participants in the 2005 Supplemental Executive Retirement Plan ("SERP") maintained by ONEOK, Inc.

      Each termination agreement has an initial term from January 5, 2005 until January 1, 2007 and is automatically extended in one-year increments after the expiration of the initial term unless ONEOK provides notice to the officer or the officer provides notice to ONEOK at least 90 days before January 1 preceding the initial or any subsequent termination date of the agreement that the party providing notice does not wish to extend the term. If a "change in control" of ONEOK occurs, the term of each termination agreement will not expire for at least three years after the change in control.

      Under the termination agreements, severance payments and benefits are payable if the officer's employment is terminated by ONEOK without "just cause" or by the officer for "good reason" at any time during the three years after a change in control. In general, severance payments and benefits include a lump sum payment in an amount equal to (1) two times (three times, in the case of William Cordes) the officer's annual compensation and (2) a prorated portion of the officer's targeted short-term incentive compensation. The officer would also be entitled to accelerated vesting of retirement and other benefits under the SERP and continuation of welfare benefits for 24 months (36 months in case of Mr. Cordes). Severance payments will be reduced if the net after-tax benefit to such officer exceeds the net after-tax benefit if such reduction were not made. Gross up payments will be made to such officers only if the severance payments, as reduced, are subsequently deemed to constitute excess parachute payments.

      Benefits payable under the SERP are based upon a specified percentage (reduced for early retirement) of the highest 36 consecutive months' compensation of the employee's last 60 months of service. The SERP will, in any case, pay a benefit at least equal to the benefit which would be payable to the participant under ONEOK's retirement plan if limitations imposed by the Internal Revenue Code were not applicable, less the benefit payable under ONEOK's retirement plan with such limitations. Benefits under the SERP are paid concurrently with the payment of benefits under ONEOK's retirement plan or as ONEOK's administrative committee may determine. SERP benefits are offset by benefits payable under our retirement plan, but are not offset by social security benefits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1    Form of Termination Agreement dated as of January 5, 2005.

      Exhibit 99.2    ONEOK, Inc. 2005 Supplemental Executive Retirement Plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHERN BORDER PARTNERS, L.P.

Date: January 11, 2005                   By:    /s/ Jerry L. Peters
                                             ---------------------------------
                                         Name:  Jerry L. Peters
                                         Title: Chief Financial and Accounting
                                                Officer

                               INDEX TO EXHIBITS

      EXHIBIT
        NO.                      DESCRIPTION
      -------                    -----------
   Exhibit 99.1       Form of Termination Agreement dated as of January 5, 2005.

   Exhibit 99.2       ONEOK, Inc. 2005 Supplemental Executive Retirement Plan.